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                                                                    EXHIBIT 10.9


                               THIRD AMENDMENT TO
                      BENTHOS, INC. 401(K) RETIREMENT PLAN
            AS AMENDED AND RESTATED EFFECTIVE AS OF NOVEMBER 5, 1993

     THIRD AMENDMENT adopted this 29/th/ day of July, 1997, by Benthos, Inc. (hereinafter referred to as the "Company"):

                                  WITNESSETH:
                                  -----------

     WHEREAS, the Company has heretofore adopted a defined contribution plan known as the "Benthos, Inc. 401(k) Retirement Plan", originally effective as of July 1, 1987, and subsequently amended as restated said Plan in the form of the IDS Nonstandardized (S)401(k) Profit Sharing Plan Prototype, most recently effective as of November 5, 1993 (hereinafter referred to as the "Plan"); and

     WHEREAS, the Company, pursuant to Section 13.02 of the Plan, has reserved the right to amend the Plan at any time by vote of its Board of Directors; and

     WHEREAS, the Company wishes to further amend the Plan in order to change the allocation formula for employer profit sharing contributions.

     NOW, THEREFORE, effective as October 1, 1996, the Plan is hereby amended as follows:

     1. Section 3.04(B) of the Adoption Agreement and the Basic Plan document shall be amended to read, in its entirety, as follows:

     (b) Nonintegrated Allocation Formula. The Advisory Committee will allocate the annual Employer discretionary contributions (and Participant forfeitures) in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

     In all other respects the terms of the Plan remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the undersigned Company has caused this Third Amendment to be executed by its duly authorized officer as of the day and year set forth above.

                                    BENTHOS, INC.

                                    By: JOHN L. COUGHLIN
                                        ---------------------------
                                        John L. Coughlin, President